[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)


[graphic omitted]


                                        MFS(R) LARGE CAP

                                        GROWTH FUND

                                        ANNUAL REPORT o NOVEMBER 30, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
MFS' Year 2000 Readiness Disclosure ....................................... 32
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the 12 months ended November 30, 1999, Class A shares of the Fund provided a total return of 32.12%, Class B shares 31.05%, and Class I shares 32.35%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 27.23%. The Fund's returns also compare to a 20.90% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. THE FUND OUTPERFORMED BOTH THE S&P 500 AND THE LIPPER GROWTH FUND CATEGORY AVERAGE THIS PAST YEAR. HOW DID YOU DO IT?

A. A major factor was that we uncovered great companies in two areas we're very bullish on: telecommunications equipment and telecommunications services. In our opinion, what's driving the equipment area is that the Internet has become the new wide-area network for corporate as well as individual communication, and traffic on that network is doubling every four months. Cellular phone service has experienced a similar explosion in demand. That is forcing the Internet service providers and the cellular providers to upgrade their networks to handle the increased demand. This directly benefits companies that provide telecommunications infrastructure and equipment. Infrastructure manufacturers that have contributed to our performance include Cisco Systems, the dominant provider of switches and routers for the Internet; Corning, the largest supplier of the optical fiber that is replacing copper wire in telecommunications networks worldwide; and Nokia and Ericsson two cellular handset manufacturers.

    In the telecom services area, 1999 was a year that saw phenomenal subscriber growth in cellular phone services, and the Fund was helped by holdings in service providers such as NEXTEL Communications, Inc. and Sprint PCS.

Q.  WHAT OTHER TECHNOLOGY AREAS CONTRIBUTED TO PERFORMANCE?

A. We held several software companies that did very well for us. As communication on the Internet has grown, we've seen strong demand for two kinds of applications: software to handle a ballooning need for information storage, and software to manage increasingly complex networks. This led us to take positions in two types of software companies.

    First, we invested in large, established vendors, like Oracle Corp., that are moving their products to Web-based models. With its "8i" software, Oracle is capturing a dominant share of database installations for companies doing business on the Web, including retailers like Amazon.com.

    Second, we invested in smaller software companies that are direct beneficiaries of growth in the Internet. One example that performed well for us was VERITAS Software, a leader in storage management applications. As more companies and individuals become linked to the Internet, corporations need to store more data, and they spend more on the products that VERITAS provides to protect and manage that stored data. Siebel Systems, another software holding in the Fund, provides "front office" software. A lot of companies have already automated their back-end processes -- financial, human resources, and so forth. Now they're looking to improve their customer relationship management, the front-end processes. Siebel is a leader in software that addresses this area.

Q. DO YOU HAVE A FAVORITE STOCK STORY OF THIS PAST YEAR, ONE THAT REALLY ILLUSTRATES THE FUND'S APPROACH TO INVESTING?

A. I have a lot of favorites, but National Semiconductor Corp. is one that stands out. Here's a company the market didn't seem to like, although it was in a hot sector -- technology. Yet the stock is up significantly since we first bought it.

    When we began looking into National Semiconductor, it owned two major assets. One was a profitable business producing high-end communications chips. The other was Cyrix, a microprocessor design subsidiary that was losing money. National was planning to divest itself of Cyrix, which would free up capital for the other side of their business. National Semiconductor is an important supplier of the chips that go into cell phones, and our research had projected a huge acceleration in the number of cellular phone subscribers. So we believed the part of the business National was going to keep would see an acceleration in demand, while they were selling their money-losing division.

    The market, however, didn't have confidence that National Semiconductor could pull off divesting Cyrix and didn't believe National had a good set of chips for the hot consumer electronics markets. So the stock price was depressed.

    Our semiconductor analyst and I met several times with National's management to better assess the demand for their chips and walk through their divestiture plans. We also prepared an earnings model, which projected the company's stock was trading at about 13 times earnings, whereas its peers in the business were trading at an average of 25 times earnings. All this led us to believe the market was undervaluing National's shares.

    Our in-house research and expertise gave us the confidence to invest in National Semiconductor when few others believed in it. And what we've seen so far is that every quarter they've met or exceeded their earnings projections, we feel they've successfully divested themselves of Cyrix, and the share price has risen accordingly.

Q.  OUTSIDE OF TECHNOLOGY, WHAT ELSE CONTRIBUTED STRONGLY TO THE
    FUND'S PERFORMANCE?

A. Leisure companies, particularly those in the television and radio broadcasting areas, have been strong performers this year. One example of a leisure opportunity we uncovered is CBS, a media company that includes the TV network. CBS this year agreed to merge with Viacom, a leading producer of programming. Many people on Wall Street were skeptical of the deal, believing that combining media production and distribution companies did not make sense. Having met with members of Viacom's senior management, it became apparent to us that the merger could enhance the value of CBS. This led us to believe the stock was selling relatively cheaply compared to competitors like Time Warner. And, in fact, CBS's stock has gone up since we bought it. It's a good example of the kind of companies we continue to look for, where we see some kind of fundamental change that is not yet recognized by the marketplace.

Q.  WHAT AREAS HURT THE FUND'S PERFORMANCE THIS YEAR?

A. In general, two types of companies hurt us in 1999. In retailing, drug store and supermarket chains performed poorly. We held a drugstore company, Rite Aid, that developed problems with accounting irregularities and which we sold out of the Fund. Layered on top of that was the fear that Internet drug and food companies would hurt the traditional "brick and mortar" retailers. Rite Aid's problems and Internet fears we feel cast a shadow that dragged down the performance of drug and supermarket chains in general, including our holdings in CVS, Kroger, and Safeway -- companies we still believe have good fundamentals.

    The other sector that did not help us this year was financial services. Rising interest rates and heightened competition led to earnings uncertainty and, therefore, lowered stock valuations in the sector. For example, our holdings in Associates First Capital (AFS), a diversified financial services company, were negatively impacted by the perception that Fannie Mae and Freddie Mac were planning to compete with AFS in the sub-prime mortgage market.

Q.  WHAT IS YOUR OUTLOOK FOR 2000?

A. When we talk to companies, the general outlook seems to be that earnings increases will continue to be relatively strong. We don't hear much talk of price increases by manufacturers or service providers, which bodes well for inflation staying down. So, with interest rates staying roughly where they are and earnings increases continuing, 2000 could be a good year for the markets.

    That said, I am a bit concerned about the high valuations of technology stocks, even relative to a year ago. The fundamentals of many of these companies are still phenomenal, so I don't think valuations will contract because fundamentals deteriorate. But it's becoming harder to find undiscovered technology gems like National Semiconductor. I'd say it's likely that six months or a year from now the Fund may hold fewer tech stocks and have more holdings in other areas, like media.

/s/ John E. Lathrop
    John E. Lathrop
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JOHN E. LATHROP IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) LARGE CAP GROWTH FUND.

   MR. LATHROP JOINED MFS IN 1994 FROM ANOTHER MAJOR INVESTMENT MANAGEMENT FIRM, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER SINCE 1988. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1995, VICE PRESIDENT IN 1996, AND PORTFOLIO MANAGER IN 1999. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. MR. LATHROP IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS TO PROVIDE GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       DECEMBER 29, 1986

  CLASS INCEPTION:             CLASS A  SEPTEMBER 7, 1993
                               CLASS B  DECEMBER 29, 1986
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $969.2 MILLION NET ASSETS AS OF NOVEMBER 30, 1999


PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1999)

              MFS Large Cap          Standard &
               Growth Fund           Poor's 500
                - Class B         Composite Index
-------------------------------------------------
11/89           $10,000              $10,000
11/91            11,445               11,616
11/93            14,315               15,152
11/95            19,477               20,973
11/97            28,624               34,463
11/99            45,044               51,522

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH NOVEMBER 30, 1999

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +32.12% + 99.13% +232.69% +374.99%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              +32.12% + 25.81% + 27.18% + 16.86%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              +24.52% + 23.35% + 25.68% + 16.17%
--------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +31.05% + 94.60% +219.51% +350.45%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              +31.05% + 24.82% + 26.15% + 16.24%
--------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              +27.05% + 24.20% + 25.99% + 16.24%
--------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    +32.35% +100.47% +229.15% +364.02%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              +32.35% + 26.09% + 26.90% + 16.59%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                             1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Average growth fund+(+)                     +27.23% + 20.72% + 22.97% + 15.68%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(+)#   +20.90% + 24.32% + 27.47% + 17.81%
--------------------------------------------------------------------------------
  + Source: Lipper Analytical Services, Inc.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I Shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance include the performance of the Fund's Class B shares for periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         38.7%
LEISURE                            13.7%
FINANCIAL SERVICES                  9.9%
UTILITIES & COMMUNICATIONS          8.6%
RETAILING                           8.2%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.1%                              SUN MICROSYSTEMS, INC.  2.2%
Computer software and systems company              Computer systems company

TYCO INTERNATIONAL LTD.  2.8%                      GENERAL ELECTRIC CO.  2.1%
Security systems, packaging, and electronic        Diversified manufacturing and financial
equipment conglomerate                             services conglomerate

ORACLE CORP.  2.5%                                 BMC SOFTWARE, INC.   2.1%
Database software developer and manufacturer       Semiconductor manufacturer

CISCO SYSTEMS, INC.  2.5%                          INTEL CORP.  1.7%
Computer network developer                         Semiconductor manufacturer

MCI WORLDCOM, INC.  2.3%                           TIME WARNER, INC.  1.6%
Telecommunications company                         Publishing and entertainment company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1999

Stocks - 100.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 94.8%
  Automotive - 0.5%
    Harley-Davidson, Inc.                                                80,000           $  4,880,000
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    Bank of New York Co., Inc.                                           82,700           $  3,297,663
    Chase Manhattan Corp.                                                59,000              4,557,750
    Providian Financial Corp.                                            57,900              4,581,337
                                                                                          ------------
                                                                                          $ 12,436,750
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.7%
    Guidant Corp.*                                                      134,100           $  6,705,000
------------------------------------------------------------------------------------------------------
  Business Machines - 4.1%
    Affiliated Computer Services, Inc., "A"*                            215,300           $  8,060,294
    International Business Machines Corp.                                14,800              1,525,325
    Sun Microsystems, Inc.*                                             161,600             21,371,600
    Texas Instruments, Inc.                                              90,500              8,693,656
                                                                                          ------------
                                                                                          $ 39,650,875
------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Ceridian Corp.*                                                     330,700           $  7,151,388
    DST Systems, Inc.*                                                  117,900              7,420,331
    First Data Corp.                                                    180,900              7,823,925
                                                                                          ------------
                                                                                          $ 22,395,644
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Sprint Corp. (PCS Group)*                                            77,200           $  7,083,100
    TeleCorp PCS, Inc.*                                                   1,900                 68,519
    Triton PCS Holdings, Inc.*                                            3,475                162,456
                                                                                          ------------
                                                                                          $  7,314,075
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.1%
    Microsoft Corp.*                                                    442,200           $ 40,260,928
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.2%
    EMC Corp.*                                                          140,000           $ 11,698,750
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 11.0%
    BMC Software, Inc.*                                                 281,700           $ 20,511,281
    Citrix Systems, Inc.*                                                77,900              7,390,762
    Computer Associates International, Inc.                             153,800              9,997,000
    Compuware Corp.*                                                    335,900             11,357,619
    Comverse Technology, Inc.*                                           21,000              2,538,375
    Crossroads Systems, Inc.*                                             2,100                185,194
    Open TV Corp.*                                                        1,410                108,923
    Oracle Corp.*                                                       355,200             24,087,000
    Siebel Systems, Inc.*                                               154,600             10,841,325
    SunGard Data Systems, Inc.*                                         160,000              3,560,000
    Sycamore Networks, Inc.*                                              1,475                327,450
    Synopsys, Inc.*                                                      62,600              4,530,675
    VERITAS Software Corp.*                                             120,750             11,056,172
                                                                                          ------------
                                                                                          $106,491,776
------------------------------------------------------------------------------------------------------
  Conglomerates - 3.3%
    AlliedSignal, Inc.                                                   71,700           $  4,288,556
    Tyco International Ltd.                                             686,800             27,514,925
                                                                                          ------------
                                                                                          $ 31,803,481
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.2%
    Clorox Co.                                                          103,800           $  4,625,588
    Dial Corp.                                                          170,000              4,770,625
    Galileo International, Inc.                                          77,400              2,476,800
                                                                                          ------------
                                                                                          $ 11,873,013
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.2%
    General Electric Co.                                                161,000           $ 20,930,000
------------------------------------------------------------------------------------------------------
  Electronics - 8.0%
    Agilent Technologies, Inc.*                                          12,260           $    517,219
    Altera Corp.*                                                       160,000              8,620,000
    Analog Devices, Inc.*                                               190,000             10,913,125
    Applied Materials, Inc.*                                             40,000              3,897,500
    Atmel Corp.*                                                        235,100             10,535,419
    Intel Corp.                                                         215,100             16,495,481
    LSI Logic Corp.*                                                    236,500             14,293,469
    Novellus Systems, Inc.*                                              73,700              6,052,612
    Teradyne, Inc.*                                                     140,000              6,098,750
                                                                                          ------------
                                                                                          $ 77,423,575
------------------------------------------------------------------------------------------------------
  Entertainment - 10.3%
    Carnival Corp.                                                       48,100           $  2,122,412
    CBS Corp.*                                                          237,700             12,360,400
    Clear Channel Communications, Inc.*                                 114,370              9,192,489
    Comcast Corp., "A"                                                  275,600             12,453,675
    Entercom Communications Corp.*                                      120,400              6,885,375
    Gemstar International Group Ltd.*                                    50,000              5,637,500
    Hearst-Argyle Television, Inc.*                                      81,000              1,761,750
    Infinity Broadcasting Corp.*                                        379,400             13,824,387
    MediaOne Group, Inc.*                                               126,100              9,993,425
    Time Warner, Inc.                                                   255,700             15,773,494
    Tivo, Inc.*                                                              75                  3,272
    Univision Communications, Inc., "A"*                                110,000              9,625,000
                                                                                          ------------
                                                                                          $ 99,633,179
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.7%
    American Express Co.                                                 35,800           $  5,416,988
    Associates First Capital Corp., "A"                                 268,400              8,924,300
    Citigroup, Inc.                                                     182,750              9,845,656
    Morgan Stanley Dean Witter & Co.                                     88,400             10,663,250
    State Street Corp.                                                  152,600             11,206,562
                                                                                          ------------
                                                                                          $ 46,056,756
------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    AXA Financial, Inc.                                                 248,000           $  8,339,000
    S1 Corp.*                                                            86,400              4,168,800
                                                                                          ------------
                                                                                          $ 12,507,800
------------------------------------------------------------------------------------------------------
  Insurance - 2.6%
    American International Group, Inc.                                  103,125           $ 10,647,656
    CIGNA Corp.                                                         104,300              8,578,675
    Hartford Financial Services Group, Inc.                              30,400              1,419,300
    Lincoln National Corp.                                              109,500              4,564,781
                                                                                          ------------
                                                                                          $ 25,210,412
------------------------------------------------------------------------------------------------------
  Internet
    Akamai Technologies, Inc.*                                            1,700           $    402,900
    Deltathree.com, Inc.*                                                   840                 24,623
                                                                                          ------------
                                                                                          $    427,523
------------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                                       138,900           $  6,823,463
    W.W. Grainger, Inc.                                                  85,200              4,015,050
                                                                                          ------------
                                                                                          $ 10,838,513
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.6%
    American Home Products Corp.                                        217,000           $ 11,284,000
    Bausch & Lomb, Inc.                                                  74,000              4,056,125
    Bristol-Myers Squibb Co.                                            190,200             13,896,487
    Pharmacia & Upjohn, Inc.                                            187,600             10,259,375
    Schering Plough Corp.                                               105,000              5,368,125
                                                                                          ------------
                                                                                          $ 44,864,112
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Cardinal Health, Inc.                                                46,400           $  2,427,300
    Medtronic, Inc.                                                     255,600              9,936,450
    United Healthcare Corp.                                             117,900              6,123,431
                                                                                          ------------
                                                                                          $ 18,487,181
------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Conoco, Inc.                                                        161,500           $  4,229,281
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.3%
    Scholastic Corp.*                                                    60,000           $  3,292,500
    Tribune Co.                                                         187,000              8,987,688
                                                                                          ------------
                                                                                          $ 12,280,188
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    McDonald's Corp.                                                    111,500           $  5,017,500
    Wendy's International, Inc.                                         150,000              3,309,375
                                                                                          ------------
                                                                                          $  8,326,875
------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    Tandy Corp.                                                          50,000           $  3,831,250
------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Royal Caribbean Cruises Ltd.                                         78,500           $  3,875,938
------------------------------------------------------------------------------------------------------
  Stores - 6.3%
    BJ's Wholesale Club, Inc.*                                          200,000           $  7,475,000
    CVS Corp.                                                           287,600             11,414,125
    Dayton Hudson Corp.                                                 130,000              9,173,125
    Lowe's Cos., Inc.                                                   165,000              8,219,062
    Office Depot, Inc.*                                                 435,000              4,839,375
    TJX Cos., Inc.                                                      240,000              6,285,000
    Wal-Mart Stores, Inc.                                               240,000             13,830,000
                                                                                          ------------
                                                                                          $ 61,235,687
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    Kroger Co.*                                                         560,000           $ 11,935,000
    Safeway, Inc.*                                                       90,800              3,348,250
                                                                                          ------------
                                                                                          $ 15,283,250
------------------------------------------------------------------------------------------------------
  Technology - 1.0%
    National Semiconductor Corp.*                                       226,900           $  9,643,250
------------------------------------------------------------------------------------------------------
  Telecommunications - 14.9%
    AT&T Corp.*                                                         160,000           $  6,690,000
    BroadWing, Inc.*                                                     62,900              1,831,962
    CenturyTel, Inc.                                                    184,400              8,482,400
    Cisco Systems, Inc.*                                                269,800             24,062,787
    Corning, Inc.                                                       148,400             13,903,225
    General Instrument Corp.*                                           113,200              7,414,600
    Global TeleSystems Group, Inc.*                                     128,800              4,113,550
    GTE Corp.                                                            90,600              6,613,800
    MCI WorldCom, Inc.*                                                 273,500             22,615,031
    Motorola, Inc.                                                      132,500             15,138,125
    Network Solutions, Inc.*                                             16,500              2,458,500
    Next Level Communications, Inc.*                                        940                 60,689
    NEXTEL Communications, Inc.*                                        108,200             10,725,325
    Nortel Networks Corp.                                               200,000             14,800,000
    NTL, Inc.*                                                           49,000              4,468,188
    Williams Communications Group, Inc.*                                 20,975                625,317
                                                                                          ------------
                                                                                          $144,003,499
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Williams Cos., Inc.                                                 135,500           $  4,573,125
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $919,171,686
------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.7%
  Canada - 0.6%
    AT & T Canada, Inc. (Telecommunications)*                            92,800           $  3,526,400
    Seagrams Ltd. (Conglomerate)                                         59,700              2,600,681
                                                                                          ------------
                                                                                          $  6,127,081
------------------------------------------------------------------------------------------------------
  Finland - 1.5%
    Nokia Corp., ADR (Telecommunications)                               104,600           $ 14,454,412
------------------------------------------------------------------------------------------------------
  Germany - 0.7%
    Mannesmann AG (Conglomerate)                                         30,600           $  6,362,580
------------------------------------------------------------------------------------------------------
  Greece - 0.3%
    Panafon S.A. (Telecommunications)*                                  223,460           $  2,660,075
------------------------------------------------------------------------------------------------------
  Ireland - 0.2%
    Elan Corp. PLC, ADR (Health Products)*                               85,300           $  2,335,087
------------------------------------------------------------------------------------------------------
  Israel
    Radware Ltd. (Internet)*                                              1,150           $     52,469
------------------------------------------------------------------------------------------------------
  Netherlands
    KPNQwest N.V. (Internet)*                                             5,840           $    218,562
------------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Ericsson LM, ADR (Telecommunications)                               276,800           $ 13,338,300
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    BP Amoco PLC, ADR (Oils)                                            161,504           $  9,841,650
    NDS Group PLC, ADR (Internet)*                                        1,850                 56,194
    Thus PLC (Internet)*                                                 23,540                147,126
                                                                                          ------------
                                                                                          $ 10,044,970
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 55,593,536
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $688,377,248)                                              $974,765,222
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 12/17/99 - 12/30/99,
      at Amortized Cost                                                 $ 6,600           $  6,573,693
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $694,950,941)                                         $981,338,915

Other Assets, Less Liabilities - (1.2)%                                                    (12,103,367)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $969,235,548
------------------------------------------------------------------------------------------------------
* Non-income producing security

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $694,950,941)            $981,338,915
  Cash                                                                  212,788
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      108,583
  Receivable for Fund shares sold                                       570,333
  Interest and dividends receivable                                     412,518
  Other assets                                                            9,548
                                                                   ------------
      Total assets                                                 $982,652,685
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $  2,445,348
  Payable for investments purchased                                  10,663,623
  Payable to affiliates -
    Management fee                                                       61,447
    Shareholder servicing agent fee                                       7,247
    Distribution and service fee                                         51,412
  Accrued expenses and other liabilities                                188,060
                                                                   ------------
      Total liabilities                                            $ 13,417,137
                                                                   ------------
Net assets                                                         $969,235,548
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $598,109,777
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 286,496,095
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    84,810,710
  Accumulated net investment loss                                      (181,034)
                                                                   ------------
      Total                                                        $969,235,548
                                                                   ============
Shares of beneficial interest outstanding                           47,544,919
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $476,401,663 / 23,401,416 shares of
     beneficial interest outstanding)                                 $20.36
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $21.60
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $492,676,725 / 24,135,815 shares of
     beneficial interest outstanding)                                 $20.41
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $157,160 / 7,688 shares of beneficial
    interest outstanding)                                             $20.44
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,836,854
    Interest                                                          1,247,827
    Foreign taxes withheld                                              (30,635)
                                                                   ------------
      Total investment income                                      $  5,054,046
                                                                   ------------
  Expenses -
    Management fee                                                 $  6,604,867
    Trustees' compensation                                               43,747
    Shareholder servicing agent fee                                     914,173
    Distribution and service fee (Class A)                            1,010,814
    Distribution and service fee (Class B)                            4,762,283
    Administrative fee                                                  113,864
    Custodian fee                                                       272,201
    Printing                                                             56,487
    Postage                                                             109,912
    Auditing fees                                                        32,923
    Legal fees                                                            9,015
    Miscellaneous                                                       388,001
                                                                   ------------
      Total expenses                                               $ 14,318,287
    Fees paid indirectly                                                (79,935)
                                                                   ------------
      Net expenses                                                 $ 14,238,352
                                                                   ------------
        Net investment loss                                        $ (9,184,306)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $113,466,564
    Foreign currency transactions                                       214,451
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $113,681,015
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $133,070,347
    Translation of assets and liabilities in foreign
      currencies                                                        (12,190)
                                                                   ------------
      Net unrealized gain on investments and foreign
        currency translation                                       $133,058,157
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency                                     $246,739,172
                                                                   ------------
          Increase in net assets from operations                   $237,554,866
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1999             1998
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                           $  (9,184,306)   $  (5,686,410)
  Net realized gain on investments and
    foreign currency transactions                 113,681,015       76,216,071
  Net unrealized gain on investments and
    foreign currency translation                  133,058,157       59,780,431
                                                -------------    -------------
    Increase in net assets from operations      $ 237,554,866    $ 130,310,092
                                                -------------    -------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)     $ (36,547,129)   $ (37,987,394)
  From net realized gain on investments and
    foreign currency transactions (Class B)       (44,583,664)     (69,353,928)
  From net realized gain on investments and
    foreign currency transactions (Class I)            (4,407)            (435)
                                                -------------    -------------
    Total distributions declared to
      shareholders                              $ (81,135,200)   $(107,341,757)
                                                -------------    -------------
Net increase in net assets from Fund share
   transactions                                 $  54,028,845    $  83,734,417
                                                -------------    -------------
      Total increase in net assets              $ 210,448,511    $ 106,702,752
Net assets:
  At beginning of period                          758,787,037      652,084,285
                                                -------------    -------------
At end of period (including accumulated
  net investment loss of $181,034 and
  $180,470, respectively)                       $ 969,235,548    $ 758,787,037
                                                =============    =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                               1999         1998         1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $  17.29     $  17.36     $  18.02     $  17.67     $ 13.49
                                                                  --------     --------     --------     --------     -------

Income from investment operations# -
  Net investment income (loss)                                    $  (0.12)    $  (0.06)    $   0.03     $   0.08     $  0.11
  Net realized and unrealized gain on investments
    and foreign currency                                              5.12         2.94         3.41         2.96        4.91
                                                                  --------     --------     --------     --------     -------
      Total from investment operations                            $   5.00     $   2.88     $   3.44     $   3.04     $  5.02
                                                                  --------     --------     --------     --------     -------

Less distributions declared to shareholders -
  From net investment income                                      $   --       $   --       $   --       $  (0.16)    $ (0.22)
  From net realized gain on investments and foreign
    currency transactions                                            (1.93)       (2.95)       (4.10)       (2.53)      (0.62)
                                                                  --------     --------     --------     --------     -------
      Total distributions declared to shareholders                $  (1.93)    $  (2.95)    $  (4.10)    $  (2.69)    $ (0.84)
                                                                  --------     --------     --------     --------     -------
Net asset value - end of period                                   $  20.36     $  17.29     $  17.36     $  18.02     $ 17.67
                                                                  ========     ========     ========     ========     =======
Total return(+)                                                      32.12%       20.89%       24.67%       19.76%      39.51%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.22%        1.24%        1.29%        1.31%       1.27%
  Net investment income (loss)                                       (0.64)%      (0.35)%       0.22%        0.47%       0.67%
Portfolio turnover                                                     105%         217%         159%         112%         91%
Net assets at end of period (000 Omitted)
                                                                  $476,402     $323,354     $219,755     $150,261     $88,119

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                    1999             1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  17.32         $  17.34       $  17.96       $  17.56       $  13.37
                                                       --------         --------       --------       --------       --------

Income from investment operations# -
  Net investment income (loss)                         $  (0.25)        $  (0.18)      $  (0.08)      $  (0.06)       $  0.01
  Net realized and unrealized gain on investments
    and foreign currency                                   5.13             2.98           3.40           2.97           4.85
                                                       --------         --------       --------       --------       --------
      Total from investment operations                 $   4.88         $   2.80       $   3.32       $   2.91       $   4.86
                                                       --------         --------       --------       --------       --------

Less distributions declared to shareholders -
  From net investment income                           $ --             $ --           $ --           $ --           $  (0.05)
  From net realized gain on investments and foreign
    currency transactions                                 (1.79)           (2.82)         (3.94)         (2.51)         (0.62)
                                                       --------         --------       --------       --------       --------
      Total distributions declared to shareholders     $  (1.79)        $  (2.82)      $  (3.94)      $  (2.51)      $  (0.67)
                                                       --------         --------       --------       --------       --------
Net asset value - end of period                        $  20.41         $  17.32       $  17.34       $  17.96       $  17.56
                                                       ========         ========       ========       ========       ========
Total return                                              31.05%           20.08%         23.66%         18.84%         38.16%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.97%            1.99%          2.05%          2.13%          2.14%
  Net investment income (loss)                            (1.38)%          (1.09)%        (0.51)%        (0.38)%         0.08%
Portfolio turnover                                          105%             217%           159%           112%            91%
Net assets at end of period (000 Omitted)               $492,677         $435,394       $432,327       $430,936       $428,445

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------
                                                      YEAR ENDED NOVEMBER 30,    PERIOD ENDED
                                                      ----------------------     NOVEMBER 30,
                                                        1999            1998            1997*
----------------------------------------------------------------------------------------------
                                                     CLASS I
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $17.36          $17.41           $13.99
                                                      ------          ------           ------

Income from investment operations# -
  Net investment income (loss)                        $(0.08)         $(0.02)          $ 0.12
  Net realized and unrealized gain
    on investments and foreign currency                 5.13            2.96             3.30
                                                      ------          ------           ------
      Total from investment operations                $ 5.05          $ 2.94           $ 3.42
                                                      ------          ------           ------

Less distributions declared to shareholders from
net realized gain on investments and foreign
currency transactions                                 $(1.97)         $(2.99)          $ --
                                                      ------          ------           ------
Net asset value - end of period                       $20.44          $17.36           $17.41
                                                      ======          ======           ======
Total return                                           32.35%          21.37%           24.45%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                            0.97%           0.98%            1.07%+
  Net investment income (loss)                         (0.42)%         (0.15)%           0.90%+
Portfolio turnover                                       105%            217%             159%
Net assets at end of period (000 Omitted)               $157             $39               $3

  * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Large Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as agent, may loan the securities of the Fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 1999, the value of securities loaned was $23,260,956. These loans were collateralized by U.S. Treasury securities of $24,497,061 which was invested in the following short-term obligations:

                                                        SHARES           VALUE
------------------------------------------------------------------------------
Elan PLC                                                85,300     $ 2,329,756
Infinity Broadcasting Corp.                            379,400       3,848,100
Sprint Corp.                                            77,200       7,083,100
                                                                   -----------
    Total investment of cash collateral for
      securities loaned                                            $23,260,956
                                                                   ===========

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $79,935 under this arrangement.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, $9,183,742 was reclassified from accumulated undistributed net realized gains on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share. At November 30, 1999, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on washsale transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   0.75%
Average net assets in excess of $1 billion                               0.65%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,307 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $120,370 for the year ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $84,464 for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $59,130 for Class B shares, for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $5,723 and $274,649 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $900,756,775 and $902,034,265, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $701,028,550
                                                                 ------------
Gross unrealized appreciation                                    $298,922,593
Gross unrealized depreciation                                     (18,612,228)
                                                                 ------------
    Net unrealized appreciation                                  $280,310,365
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                  YEAR ENDED NOVEMBER 30, 1999      YEAR ENDED NOVEMBER 30, 1998
                                  ----------------------------      ----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                        50,730,843    $ 925,922,183       14,417,676    $ 234,120,550
Shares issued to shareholders
  in reinvestment of
  distributions                     2,139,714       33,944,218        2,499,612       34,544,727
Shares reacquired                 (48,167,927)    (880,138,211)     (10,879,547)    (178,012,460)
                                -------------    -------------    -------------    -------------
    Net increase                    4,702,630    $  79,728,190        6,037,741    $  90,652,817
                                =============    =============    =============    =============
Class B Shares
                                  YEAR ENDED NOVEMBER 30, 1999      YEAR ENDED NOVEMBER 30, 1998
                                  ----------------------------      ----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------

Shares sold                         9,069,524    $ 165,735,120        4,216,923    $  68,886,908
Shares issued to shareholders
  in reinvestment of
  distributions                     2,635,382       42,192,558        4,732,456       65,923,866
Shares reacquired                 (12,712,811)    (233,725,735)      (8,733,786)    (141,767,243)
                                -------------    -------------    -------------    -------------
    Net increase (decrease)        (1,007,905)   $ (25,798,057)         215,593    $  (6,956,469)
                                =============    =============    =============    =============

Class I Shares
                                  YEAR ENDED NOVEMBER 30, 1999      YEAR ENDED NOVEMBER 30, 1998
                                  ----------------------------      ----------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                             7,800    $     143,422            3,950    $      65,998
Shares issued to shareholders
  in reinvestment of
  distributions                           277            4,407               32              434
Shares reacquired                      (2,626)         (49,117)          (1,890)         (28,363)
                                -------------    -------------    -------------    -------------
    Net increase                        5,451    $      98,712            2,092    $      38,069
                                =============    =============    =============    =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $6,618. The Fund had no significant borrowings during the year.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At November 30, 1999, forward foreign currency purchases and sales under master netting agreements amounted to a net receivable of $108,583 with CS First Boston Corp.

At November 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and the Shareholders of
  MFS Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Large Cap Growth Fund (a series of MFS Series Trust II), including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Large Cap Growth Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $65,870,232 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 1999.

FOR THE YEAR ENDED NOVEMBER 30, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 22.13%.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) LARGE CAP GROWTH FUND

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor;                 Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan+ - Private Investor                  SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief            CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       AUDITORS
Abby M. O'Neill+ - Private Investor                    Deloitte & Touche LLP

Walter E. Robb, II+ - President and Treasurer,         INVESTOR INFORMATION
Benchmark Advisors, Inc. (corporate financial          For information on MFS mutual funds, call your
consultants); President, Benchmark Consulting          financial consultant or, for an information
Group, Inc. (office services)                          kit, call toll free: 1-800-637-2929 any
                                                       business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive Vice               (or leave a message anytime).
President, Director, and Secretary, MFS
Investment Management                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                P.O. Box 2281
Executive Officer, MFS Investment Management           Boston, MA 02107-9906

J. Dale Sherratt+ - President, Insight                 For general information, call toll free:
Resources, Inc. (acquisition planning                  1-800-225-2606 any business day from
specialists)                                           8 a.m. to 8 p.m. Eastern time.

Ward Smith+ - Former Chairman (until 1994),            For service to speech- or hearing-impaired,
NACCO Industries (holding company)                     call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                     this service, your phone must be equipped with
Massachusetts Financial Services Company               a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, exchanges,
                                                       or stock and bond outlooks, call toll free:
DISTRIBUTOR                                            1-800-MFS-TALK (1-800-637-8255) anytime from a
MFS Fund Distributors, Inc.                            touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                  WORLD WIDE WEB
                                                       www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
John E. Lathrop*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) LARGE CAP GROWTH FUND                                        ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116
                                                   MLC-2  1/00   74M  03/203/803